Exhibit 99.4

Occidental Petroleum Corporation Second Quarter 2014 Earnings Conference Call July 31, 2014

Second Quarter 2014 Earnings – Highlights • Domestic oil production (Bbl/d) • Total company production (boe/d) • Core earnings* • Core diluted EPS* • 1H14 CFFO before WC • Cash balance @ 6/30/2014 • 1H14 Shares repurchased *See Significant Items Affecting Earnings in the Investor Relations Supplemental Schedules. Results 278,000 742,000 $1.4 billion $1.79 $5.7 billion $2.4 billion 16.6 million

$2,118 $8 ($42) $2,104 $75 1Q14 Sales Price Sales Volumes Higher Operating Costs All Others 2Q14 2Q14 vs. 1Q14 ($ in millions) Core Results • 2Q14 $2.1 B • 1Q14 2.1 B • 2Q13 2.1 B Second Quarter 2014 Earnings – Oil & Gas Segment Pre-Tax Earnings ($27) PRE-TAX

Second Quarter Earnings – Domestic versus International Operations • For the six months year-over-year comparison, domestic operations after-tax income was $1.4 billion an increase of ~13%. In the same six-month period, international operations core income was $1.1 billion, a decrease of ~4%. 1H13 Domestic YoY International YoY 1H14 Domestic Oil & Gas After- Tax Earnings $1.2 bn International Oil & Gas After-Tax Earnings $1.2 bn Domestic Oil & Gas After- Tax Earnings $1.4 bn International Oil & Gas After-Tax Earnings $1.1 bn Domestic Oil & Gas After- Tax Earnings +13% YoY International Oil & Gas After-Tax Earnings (4%) YoY $2.4 bn +$152 mm ($49) mm $2.5 bn

1Q14 Permian Other Domestic Colombia Outages Other MENA growth 2Q14 Second Quarter 2014 Earnings – Oil and Gas Total Company Production 736 (10) 4 4 Company-wide Oil & Gas Production (mboe/d) 727 11 Note: Excludes Hugoton production

2Q13 1Q14 Oil Natural Gas & NGLs 2Q14 Second Quarter 2014 Earnings – Oil and Gas Domestic Production 451 (0) 456 8 464 Domestic Oil & Gas Production (mboe/d) Note: Excludes Hugoton production Domestic oil production grew 3% on a sequential quarter-over-quarter basis

Second Quarter 2014 Earnings – Oil & Gas Realized Prices Worldwide Oil ($/bbl) Worldwide NGLs ($/bbl) Domestic Nat. Gas ($/mmbtu) WTI NYMEX Price Sensitivity Pre-tax Income Impact (Quarter) Oil +/- $1/bbl = +/- $37 mm NGL +/- $1/bbl = +/- $7 mm U.S. Nat Gas +/- $0.50/mmbtu = +/- $25 mm Brent Realized Prices Benchmark Prices * As a % of NYMEX 2Q14 $100.38 $42.82 $4.28 $102.99 $109.77 $4.55 WTI % 97% 42% 94%* Brent % 91% 39% 1Q14 $99.00 $46.05 $4.57 $98.68 $107.90 $4.66 WTI % 100% 47% 98%* Brent % 92% 43% 2Q13 $97.91 $38.78 $3.82 $94.22 $103.35 $4.00 WTI % 104% 41% 95%* Brent % 95% 38%

Second Quarter 2013 Earnings – Oil & Gas Production Costs FY13 1Q14 2Q14 YTD14 $13.76 $14.33 $14.68 $14.51 Production Costs ($/boe) • 2Q14 Exploration expense was $54 million Taxes other than Income ($/boe) FY13 1Q14 2Q14 YTD14 $2.57 $2.94 $2.83 $2.88

$136 $24 ($2) ($17) ($8) $133 1Q14 Sales Price Sales Volume / Mix Operations / Manufacturing All Others 2Q14 2Q14 vs. 1Q14 ($ in millions) Guidance 3Q14 expected to be ~$150 mm. Second Quarter 2014 Earnings – Chemical Segment Core Earnings Core Results • 2Q14 $ 133 mm • 1Q14 136 mm • 2Q13 144 mm PRE-TAX

Second Quarter 2014 Earnings – Midstream, Marketing & Other Segment Earnings 2Q14 vs. 1Q14 $170 $43 ($9) $17 ($2) $219 1Q14 Marketing & Trading Gas Processing Pipelines All Others 2Q14 ($ in millions) Core Results • 2Q14 $219 mm • 1Q14 $170 mm • 2Q13 $48 mm PRE-TAX

Second Quarter 2014 Earnings – 1H 2014 Cash Flow $9,075 ($1,100) ($500) $1,350 Available Cash Before Working Capital Changes Working Capital Changes CapEx BridgeTex & Al Hosn Capex Dividends Share Repurchases Acquisitions & Other Hugoton Asset Sale Ending Cash Balance 6/30/14 1H 2014 ($ in millions) CFFO before Working Capital changes $5,675 ($4,200) Beginning Cash $3,400 12/31/13 $2,375 1H 14 Debt / Capital 13% Return on Equity* 13% Return on Capital Employed* 11% * Note: Annualized; See attached GAAP reconciliation. ($100) ($1,600) ($550) • During 1H14, CFFO declined by ~$650 million compared to 1H13. 1H14 included a tax payment related to the gain on the sale of PAGP units and 1H13 included the collection of a tax receivable. On a normalized basis, CFFO during both periods would have been ~$5.8 billion.

Second Quarter 2014 Earnings – 3Q14 & FY 2014 Guidance Summary

Oil & Gas Segment *

- Domestic 3Q 2014 Production*
  - Oil – 6,000 - 8,000 bbls/d growth.
  - NGLs – modest increase.
  - Natural gas – modest decline.
  - Total – 5,000 – 7,000 boe/d growth.
- International 3Q 2014 Production
  - Both production and sales volumes expected to increase 10,000 boe/d.
  - Assumes current prices and normalized operations in Colombia.
- Total 3Q 2014 Production*
  - 15,000 - 17,000 boe/d sequentially, or at an annualized rate of ~8%
- Exploration expense: $100 mm in 3Q14.
- Production Costs: ~$14.50 / boe for FY 2014.
- DD&A: ~$17.50 / boe for FY 2014.

Price Sensitivity		Pre-tax Income Impact (Quarter)
Oil +/- $1/bbl	=	+/- $37 mm
NGL +/- $1/bbl	=	+/- $7 mm
U.S. Nat Gas +/- $0.10/mmbtu	=	+/- $5 mm

Chemical Segment

- ~$150 mm pre-tax income in 3Q14.

Corporate

- 3Q14 Income tax rate: 40%

** Adjusted for the sale of Hugoton assets.*

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Second Quarter 2014 Earnings – California Resources Spin-Off Update • Recently announced new executive management team for California Resources Corporation (“CRC”). – Executive Chairman – Bill Albrecht – President & CEO – Todd Stevens – CFO – Mark Smith • Filed initial Form 10 in 2Q14 and have already responded to comments received from the SEC. • CRC has initiated steps to secure debt financing, expected completion in 3Q14. – Anticipate ~$6 billion of debt financing. • Cash proceeds transferred to Oxy via tax-free dividend shortly prior to spin-off, expected to occur in 4Q14. – Upon spin-off, Oxy will retain 19.9% ownership for a period lasting up to 18 months. – During that time period, Oxy intends to conduct an exchange offer for the remaining CRC shares, further reducing shares outstanding. Oxy Land Position Major Producing Basins CRC Fee / Lease Acreage Sacramento Basin San Joaquin Basin Ventura Basin Los Angeles Basin

Second Quarter 2014 Earnings – California Resources Update • 10% oil production growth • Generated ~$1.2 billion of cash flow from operations in 1H 2014 • Expect the CRC management team to present more detailed review of the business and its growth strategy to investors during 4Q14 88 2Q13 2Q14 97 Oil Production (Mbo/d)  ~10% Y/Y Growth

Second Quarter 2014 Earnings – Oxy Executive Leadership Team President and Chief Executive Officer Stephen I. Chazen Chris Stavros EVP & CFO At Oxy 9 years Prior roles: VP Investor Relations & Treasurer VP Investor Relations Cynthia Walker EVP Strategy & Development At Oxy 2 years Prior roles: EVP & CFO Goldman Sachs – Mnging. Director Glenn Vangolen EVP Business Support At Oxy 33 years Prior roles: SVP Middle East; VP International Bus. Development Marcia Backus VP, General Counsel & Corp. Secretary At Oxy ~ 2 years Prior roles: Vinson & Elkins – Partner; Co-Head Corporate Dept. Sandy Lowe President – Oil & Gas International At Oxy 31 years Prior roles: EVP Int’l Prod & Engin’rg OOG; EVP & Gen. Mgr. Dolphin Energy Vicki Hollub President - Oil & Gas Americas At Oxy 33 years Prior roles: EVP US Ops.OOG EVP Cal. Ops., Pres. & GM Oxy Permian CO2 Willie Chiang EVP Operations At Oxy 2 years Prior roles: ConocoPhillips – Sr. VP Refining, Mktg, Transprt. & Commercial.

000606 Oil and Gas Focus Areas MENA Latin America Second Quarter 2014 Earnings – Remaining Occidental Business • Leading position in the Permian Basin. • Permian Resources is a growth driver. • Al Hosn Project, Dolphin, and a smaller size in rest of MENA. • Additional opportunities for growth with partner countries. • Highest margin operations in Colombia. • Additional opportunities for moderate growth with partner. Oxy will be positioned to grow • Dividend stream • Earnings per share • Cash Flow per share • Oil production • ROCE OxyChem High FCF, moderate growth business. Oxy Midstream Integrated pipeline and marketing business to maximize realizations. Oxy USA.jpgUnited States

Second Quarter 2014 Earnings – Permian . Expect improved margins through drilling efficiencies, reduced well costs and enhanced oil price realizations 207 64 120+ 2011 2012 2013 1Q14 2Q14 2015E 2016E (mboe/d) Permian EOR Permian Resources 211 Production 150 198 57 48 212 67 145 Permian Resources • 7% production growth in 2Q14 • Expect well over 20% annual oil production growth with acceleration of horizontal drilling program 72 217 145 147 150

Second Quarter 2014 Earnings – Earnings from Production Growth and Projects

- ***Domestic production growth and start-up of the BridgeTex and Al Hosn projects are expected to offset earnings from the California separation.***



After-tax earnings ($ in bln)
~$5.6
~$1.1
~$4.6
~$0.4
~$0.1
~$0.5
$6.95 / share
805 mm shares outstanding
Domestic Production Growth and Project Start-Ups expected in 2014 - 2015
2013 Core
California
2013 OXY Pro Forma *
Domestic Production Growth
Bridge-Tex
Al Hosn

** Excludes after-tax income from California and our interest in PAGP.*

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Second Quarter 2014 Earnings – Strategic Initiative Update • We will continue to focus on raising cash from our lower growth and lower margin assets. • In the Middle East, we continue to make progress in negotiations with our partners and expect to reduce our exposure to the region. – Our goal is to improve the businesses’ ability to grow profitably. – Over time, we expect to achieve a similar balance in our asset mix, with at least 60% of our oil and gas production coming from the United States. • We are continuing to explore strategic alternatives for our assets in the Piceance and Williston basins. • We expect to monetize our remaining interest in the General Partner of Plains All American Pipeline which is valued at approximately $4.5 billion, as well as possibly some other midstream assets when market conditions warrant. California Spin-Off 156 Mboe/d – 2Q14 ~$6 bn funded debt Hugoton Sale 18 Mboe/d – 1Q14 $1.3 bn pre-tax proceeds PAGP IPO $1.4 bn pre-tax proceeds 25% remaining interest Strategic Initiatives

Second Quarter 2014 Earnings – Capitalization • We have repurchased more than 26 mm shares since the announcement of our strategic initiatives in 4Q13. • 20.5 million remaining shares remain available under the current repurchase program. Shares Outstanding (mm) FY2013 2Q14 Weighted Average Basic 804.1 782.6 Weighted Average Diluted 804.6 782.9 Basic Shares Outstanding 795.2 779.1 Capitalization ($mm) 12/31/13 6/30/14 Long-Term Debt $ 6,939 $ 6,835 Equity $43,372 $43,812 Total Debt to Total Capitalization 14% 13%

Second Quarter 2014 Earnings – Share Repurchases ~675 mm 20.5 mm ~60 mm 25 mm 779 mm Basic Shares Outstanding as of 6/30/2014 Current Repurchase Plan California Separation PAGP Monetization Pro Forma Basic Shares Outstanding • Expect to further reduce our share count by ~60 mm through the cash dividend from the California separation and by ~25 mm shares from the monetization of our remaining interest in PAGP. • Coupled with the buyback of the 20.5 million shares in our current repurchase program, we should be able to reduce our current share count by more than 100 mm shares, ~13% of our currently outstanding shares. • Most of this share repurchase activity will occur after the spin-off of CRC. Does not include impact from sale of portion of MENA or exchange of remaining interest in the California business but does reflect debt reduction

Second Quarter 2014 Earnings – Improving ROCE

Return on Capital Employed


~ 23% Improvement
~15%
~12%
2013
2015 Exit

- Improved capital efficiency and operating cost structure
- Long-lead-time project start-ups:
  - Al Hosn Sour Gas
  - BridgeTex Pipeline
- Separation of our California business will provide a natural uplift to ROCE

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Second Quarter 2014 Earnings – Permian Resources Summary Total Production (boe/d) 72,000 Oil Production (bbls/d) vs. 1Q-2014 vs. 1Q-2013 40,000 8% Increase 21% Increase Well Cost vs. 2013 vs. 2012 10% Reduction 31% Reduction Capital Expenditures $490MM Active Rigs 24 (17 Hz) Wells Drilled 87 (42 Hz) Horizontal Wells 14 19 38 25 42 54 20 23 54 0 10 20 30 40 50 60 1Q14 2Q14 3Q14 Carry-In Drilled Online Growing production and increasing efficiency

Second Quarter 2014 Earnings – Permian Resources
Optimizing Designs to Unlock Primary Reserves

Tremendous potential with 2 million acres and 7,000 drilling locations identified

- **Deep understanding of key geologic parameters.**
  - **Porosity, Saturation, Brittleness, Fracture Distribution.**
  - **Total Organic Content, mineral model and geochemical parameters (kerogen type and quality).**
  - **Rock properties, fractures, rock/fluid compatibility, proppant embedment.**
- **Built a calibrated petrophysical model based on advanced logging suites and physical rock data.**
- **Identified potential benches and landing zones for appraisal.**

Wolfcamp Section



BVW
Sw
TOC
Brit.

Wolfcamp A:

Tier 1 target

300' of continuous pay

High TOC, S1 & S2

Good brittleness

Laterally present across acreage

Commercial production across acreage

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Second Quarter 2014 Earnings – Permian Resources Optimizing Designs to Unlock Primary Reserves • 500 ft 500 ft Map View View Looking South View Looking East Ryman_Investors.jpg• Conducting extensive appraisal program across our acreage position. • Testing and optimizing various field development and well design alternatives (bench; lateral ; well spacing; fracture geometry; completion design). • Quickly advancing toward optimal designs in Midland Basin (Wolfcamp A/B) and Delaware (Wolfcamp A/B/C). . SCR 2818H 1,102 BOEPD (Peak) . Eagle State 28 5H 1,622 BOEPD (Peak) 1,118 BOEPD (30 Day) Rapidly progressing characterization and initiating accelerated development at Barilla Draw. Second Quarter 2014 Earnings – Permian Resources Optimizing Designs to Unlock Primary Reserves Wolfbone Microseismic & FMI Log

Second Quarter 2014 Earnings – Permian Resources Efficiently Accelerating Development

Secured core resources required to execute accelerated development

- Ordered long lead time equipment.
- Secured favorable commercial terms by leveraging our position across our EOR and Resources businesses.
  - Drilling Rigs — Stimulation
  - Casing / Tubing — Cementing
  - Directional — Artificial Lift
- Rig contracts and options to ensure our ability to grow to 54 “Fit for Purpose” Rigs.
- Utilizing four dedicated 24-hr frac spreads with plans to grow capacity as accelerate development



Drilling Rig Exit Rate
Accelerated Development
19
27
38
7
47
7
2013
2014
2015
2016
Planned
Additional Capacity

OXY 26

Second Quarter 2014 Earnings – Permian Resources Batch Drilling

Achieved 24% reduction in drilling cost at South Curtis Ranch



Rig move #1
Vertical Rig
(Surface & Intermediate)
Rig move #2
Directional Rig
(Curve & Lateral)
Horizontal Section: 5000' – ?

- **Phase 1: Vertical Rig**
  - Efficient vertical drilling (0 to ~ 9000ft)
  - Drills first 2 hole sections – traditional design
  - Fast moving rigs (< 1 day)
  - Lower cost spread rate
  - Fit-for-purpose to vertical drilling needs



- **Phase 2: High Capacity Directional Drilling Rig**
  - Drills complex curve and lateral sections
  - Utilizes dedicated directional drillers + tools
  - Higher frequency of same tasks
    - Same task every 2-3 weeks



OXY

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3 Fresh Water Ponds Phase 1 Trunk Line Phase 2 Trunk Line West Merchant Water Distribution System •3 Fresh water ponds (Phase 1) .Total capacity – 1.1 MM BBLs •Water distribution trunk line .Pressurized 4 mile 16” polyethylene system with delivery rate of 90,000 BWPD •Pumps - 1 submersible pump per pond New Ponds Trunk Line Barilla Draw Water Distribution System • New ponds - 6 produced and 3 fresh water ponds with 300,000 BBL capacity each • Water Distribution Trunk Line . Pressurized 52 mile 12” polyethylene system with delivery rate of 50,000 BWPD+ • Reduced water handling costs by 75% Expanding infrastructure to support acceleration and reduce costs Second Quarter 2014 Earnings – Permian Resources Infrastructure

Identified over 2,100 Horizontal Locations Completed 7 Wolfcamp A/B wells that achieved average peak production of 1,160 boe/d in Q2 30-Day Rate (boe/d) Peak Rate (boe/d) Eagle State 28 5H Average to Date . 15 Horizontal Wells Drilled in 2014 27 Horizontal Wells Planned for 2nd Half 2014 . . Expect Well Cost to decrease to $8.1 mm by year end . Barilla Draw Oxy Acreage Eagle State 28 5H . 10 Horizontal Wells Drilled in Q2 Second Quarter 2014 Earnings – Permian Resources Texas Delaware 1,118 1,622 834 1,175 Wolfcamp A / B

Identified over 2,230 Horizontal Locations SCR 2818 Achieved Peak Rate of 1,102 boepd . 24 Horizontal Wells Drilled . 14 Horizontal Wells Drilled in Q2 55 Horizontal Wells Planned for 2nd Half 2014 . . Decreased Drill Time to 27 Days . $7.0 Million Drill and Complete Well Cost South Curtis Ranch (SCR) Dora Roberts (DRRU) Mabee Ranch St. Andrews Merchant Powell Ranch Guitar . Oxy Acreage SCR 2818H Second Quarter 2014 Earnings – Permian Resources Midland Basin 30-Day Rate (boe/d) Peak Rate (boe/d) SCR 2818 Average to Date 531 1,102 500 752

48 57 67 72 120+ 2011 2012 2013 1Q14 2Q14 2015E 2016E 31 Production (Mboe/d) Raising 2014 growth expectation to 15% to 18% 64 •Strong 2014 performance •Increasing capital by $200MM to $1.9MM •Similar well count with higher percentage of horizontal wells •Production increase from incremental capital will primarily impact 2015 •On track to meet 2016 production target of 120+MBOED

Second Quarter 2014 Earnings – Midstream Focus and Advantage • Oxy has a unique competitive advantage and scale in the Permian Basin to drive key strategies . Largest producer . Significant midstream/infrastructure owner and operator . Large marketing presence • Role is to maximize Realized Value for Oxy Production by . Ensuring access to markets . Optimizing existing assets . Building out key assets across the value chain

Second Quarter 2014 Earnings – Oxy Domestic Midstream Assets



Upstream
Gas Production
718 MMCF/d
NGL Production
72 MB/d
Crude Production
278 MB/d
Total Production
470 MBoe/d
Midstream
Processing 3.1 BCF/d
• Gas plants
• CO2 plants
Power Generation
• 1,800 MW
OIEC LPG Terminal
• 60-100 MB/d
CPL Pipeline/Gathering
• ~2,900 miles
• 100+ Truck stations
• Storage ~6MMB
BridgeTex (50%)
• 300 MB/d
• 450 miles
OIEC Crude Terminal
• 200-300 MB/d
• 2-4MMB storage
Marketing Group & Plains All American Investment
Downstream
➢ Petrochemicals
➢ Refining
➢ Export Markets

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Second Quarter 2014 Earnings – Key Oxy Permian Gathering and Takeaway 34 Permian Basin Plays_r2PPT_Extent_NoLabels.jpgCushing Houston Corpus Christi Central/ Midland Basins Southeast New Mexico / Delaware Basins Midland- South Colorado City Slaughter Owned 3rd Party Three key takeaway points access multiple markets

Second Quarter 2014 Earnings – Takeaway Capacity Impact on Price Rapid production growth leading infrastructure build out Adequate Constrained Sun Longhorn Cactus Bridge Tex 60 mbpd / 2Q12 300 mbpd / 3Q14 275 mbpd / 2Q13 200 mbpd / 2Q15 35 Midland/LLS Diffs YTD2014 ($10.30) 2H2013 ($5.84)

OxyChem Plant Second Quarter 2014 Earnings – Oxy Ingleside Energy Center Provides flexibility and avoids congested ship channel 36 • Terminaling - LPG: 60-100 MB/d (2Q 2015) - Crude/Condensate: 200-300 MB/d (1H 2016) - Storage: 2–4 MMB • Future processing options

Second Quarter 2014 Earnings – Permian Crude Logistics & Marketing Value - 0.50 1.00 1.50 2.00 2.50 3.00 3.50 4.00 2012 2013 2014 (Est) 2015+ $/BBL ~$2+/BBL – Advantaged Take- away Capacity $1.50/bbl avg premium Achieved ~$1.50/bbl* premium vs. realized prices of select Permian producers. Advantaged long-term take away capacity to USGC at $2+/bbl* in 2015 and beyond. *Equity adjusted production basis

Second Quarter 2014 Earnings Conference Call Q&A